EXHIBIT 10.1

OMNIBUS MODIFICATION, NOTE EXTENSION AND RATIFICATION AGREEMENT

This OMNIBUS MODIFICATION AGREEMENT NOTE EXTENSION AND RATIFICATION AGREEMENT (the “Agreement”) is made effective as of this 31st day of March, 2014 (the “Effective Date”), by and between (A) PANACHE BEVERAGE INC., a Delaware corporation as successor in interest by merger to Panache Beverage Inc., a Florida Corporation (“Borrower”), (B) ALIBI NYC, LLC, a New York limited liability company (“Alibi”), PANACHE USA, LLC, a New York limited liability company (“Panache USA”), ALCHEMY INTERNATIONAL, LLC, a New York limited liability company (“Alchemy”), MIS BEVERAGE HOLDINGS, LLC, a New York limited liability company (“MIS”), JAMES DALE (“Dale”), AGATA PODEDWORNY (“Podedworny”), SJOERD DE JONG (“De Jong”) and PANACHE DISTILLERY, LLC, a Florida limited liability company (“Panache Distillery”)(collectively the “Related Parties”); AND (C) CONSILIUM CORPORATE RECOVERY MASTER FUND, LLC a limited liability company existing under the laws of the Caymen Islands ( the “ Lender”)

WITNESSETH

I. Borrower and Related Parties have, as the case may be, executed and delivered to Lender, inter alia the following documents:

(i) a Promissory Note payable to the Lender dated as of December 21, 2012 in the amount of Two Million One Hundred Thousand Dollars ($2,100,000.00), hereafter the “ $2,100,000 Note” and with the security and loan documents granted there-under hereinafter referred to as the “$2,100,000 Loan” ;

(ii) a Promissory Note payable to the Lender dated May 9, 2015 (through error) which is deemed changed to May 9, 2013, in the amount of Four Million Dollars ($4,000,000.00) hereafter the “ $4,000,000 Note” and with the security and loan documents executed there-under, hereinafter referred to as the “$4,100,000 Loan;

(iii) a Loan Agreement dated as of December 21, 2012 between Borrower, Lender, Dale Podedworny, De Jong and MIS (sometimes hereinafter referred to as the “Original Loan Agreement”) which Original Loan Agreement has been modified by document entitled “Amended and Restated Loan Agreement” dated as May 9, 2013 which includes all parties as aforedescribed in the Original Loan Agreement, plus an additional party; to wit, Panache Distillery, as amended by First Amendment to Amended and Restated Loan Agreement dated September 4, 2013; and Second Amendment to Amended and Restated Loan Agreement dated October 24, 2013 (collectively the “Amended Loan Agreement”).

(iv) UCC 1 financing statements granting a security interest in the “Collateral” as that term is referenced in the original Loan Agreement and the Amended Loan Agreement

II. Dale, MIS, Alchemy and De Jong have hereto executed Stock Pledge Agreements dated as of December 21, 2012 securing the obligations of Borrower under the $2,100,000.00 Loan and the $4,000,000 Loan.

III. Dale, Podedworny and Borrower have executed and delivered a Pledge and Security Agreements dated as of December 21, 2012 wherein they have pledged their respective interest in Panache USA, LLC, Panache, LLC, Alibi NYC and Alchemy.

IV. Alibi and Panache LLC have executed and delivered a Trademark, Assignment and Security Agreements in which they have pledged their interest in certain trademarks to Lender in connection with the $2,100,000.00 Loan and the $4,000,000.00 Loan. In addition Alibi, Alchemy, Borrower, Panache LLC have executed a Trademark Assignment and Security Agreement as security for the $2,100,000 and the $4,000,000 Loan.

V. Alchemy, Panache and Alibi have executed and delivered Limited Guaranties in favor of the Lender as security for the $2,100,000.00 Loan and the $4,000,000 Loan.

VI. Panache has executed and delivered a Pledge Agreement pledging all their right, title and interest in and to Panache Distillery.

VII. Panache Distillery has granted a second mortgage lien (the “Mortgage”) in favor of the Lender securing the $4,000,000.00 Loan and the $2,100,000.00 Loan encumbering real property which Panache Distillery now owns.

VIII. Panache Distillery has granted a UCC-1 Financing Statement (the “UCC-1”) covering all assets of Panache Distillery in favor of the Lender securing the $2,100,000.00 Loan and the $4,000,000.00 Loan, encumbering personal property which it now owns.

IX. Panache Distillery has executed and delivered a Pledge and Security Agreement pledging the assignment of depository agreement and operating account with respect to all proceeds which have been unfunded with respect to the $4,000,000.00 Loan.

X. Panache Distillery has executed and delivered its Corporate Guaranty guarantying both the $4,000,000.00 Loan and the $2,100,000.00 Loan, which is hereby reaffirmed notwithstanding this Agreement.

XI. Panache LLC executed and delivered a Trademark Security Agreement that has been filed with the U.S. Patent and Trademark Office.

XII. Borrower, Panache LLC, Alchemy and ALIBI has executed and delivered a “First Amendment to Amended and Restated trademark Assignment and Security Agreement”.

All documents as enumerated in Subparagraph I through XII above are hereafter referred to collectively as the “Loan Documents”.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other mutual considerations, the receipt and sufficiency which is acknowledged, the parties by their execution hereof agree as follows:

1. Recitals. All Recitals as contained above are incorporated herein and are deemed to be true and correct in all respects and the parties acknowledge that all obligations under the Loan Documents are legally valid and binding obligations and are in full force and effect.

2. Maturity Date. It is agreed and understood by the parties that the Maturity Date of the $2,100,000.00 Loan and the $4,000,000.00 Loan is now deemed to be May 9, 2017. In consideration for the extension of the maturity date, the Borrower will pay to Lender an extension fee of $15,250.00.

3. Amendment of Documents. All the Loan Documents as referred to above are deemed amended to provide that the maturity dates of the $2,100,000 Note and $4,000,000 Note shall mean May 9, 2017.

4. Mortgage and UCC-1. The Mortgage and UCC-1 have not been recorded in the public records, as a courtesy to the Borrower, as they may trigger a default under the existing First Mortgage encumbering the same. The Mortgage and UCC-1 are now deemed void and are being re-executed, re-dated as of the date hereof and delivered to Lender simultaneously with the execution of this agreement to be held for eventual recording and filing in the public records. The Lender may in its sole and absolute discretion record and/or file both documents at any time in the public records and is given authority to do so by the Borrower and Panache Distillery.

5. Reaffirmation. Borrower reconfirms its obligations under the Loan Documents and any ancillary documents issued in connection therewith, all of which are deemed amended, restated and reconfirmed. The Related Parties confirm their obligations under the Loan Documents and ancillary documents and agree that their obligations under said Loan Documents and ancillary documents (including but not limited to any guaranty and/or pledge agreement) are in full force and effect.

6. Waiver and Release of Claims. Borrower and Related Parties on the one hand, and Lender on the other, each hereby acknowledge, agree and affirm that they do not possess any claims, defenses, offsets, recoupment, or counterclaims of any kind or nature against the other or arising out of or relating to the Loans or any other Loan Documents securing the same evidenced or secured thereby or any collateral for the Loans, or the enforcement thereof (collectively the “Claims”), nor do Borrower or Related Parties on the one hand, or Lender on the other, now have knowledge of any facts that would or might give rise to any Claims. Each of the parties hereto hereby unconditionally, irrevocably, and unequivocally waive and fully release any and all such Claims arising out of facts or circumstances existing on or before the execution of this instrument, provided this release shall not release Lender or Borrower from liability for breach of this Agreement or from an existing set of circumstances that has not yet manifested itself into a default. In no event shall either party be liable to the other(s), and each of the parties hereto hereby waive, release and agree not to sue for any special, indirect, punitive, exemplary, or consequential damages suffered by them in connection with, or arising out of, or in any way related to the Loan Documents existing as of the date hereof, including, without limiting the generality of the foregoing, lost profits and each of the parties hereto waive all claims for punitive, exemplary, or consequential damages.

7. New Trademark Filings. From time to time Borrower, Related Parties and their affiliates may cause to be filed with the U.S. Patent and Trademark Office, filings of trademarks used in connection with their related businesses There is currently pending an application for a trademark filed by an affiliate known as Old South Shine LLC (Del) and one or more contemplated filings by other affiliates to wit: Panache IP Holdings LLC (Del), and OGB Holdings LLC (Del) collectively the “Trademark Affiliates”. Borrower covenants that all future filings will be conducted only through the Trademark Affiliates or by Borrower itself and that upon completion of any filing related to its current business that it will keep Lender advised and immediately cause its patent attorney to collaterally pledge all rights in said trademarks to Lender and provide Lender with evidence of the same. The Trademark Affiliates join into this agreement to evidence their consent to the same and covenant that upon completion of a filing they will forthwith pledge all right title and interest in said trademark to Borrower. The Trademark Affiliates acknowledge good and valuable consideration for the same. A list of potential trademarks is attached hereto as Exhibit A.

8. Miscellaneous.

a. Florida law shall govern the interpretation and the enforceability of this document.

b. If any form of security granted to the Lender is deemed to be of no force and effect, it shall have no effect on the other Loan Documents.

c. All other terms and conditions of the afore described Loan Documents not in conflict herewith are hereby deemed to be reaffirmed and in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have executed this document in one or more counterparts effective as of the date and year first above written.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a Florida limited partnership	PANACHE BEVERAGE, INC., a Florida corporation

By: /S/ CHARLES T. CASSEL	By: /S/ JAMES DALE
Name: Charles T. Cassel	Name: James Dale
Title: Authorized Person	Title: Chief Executive Officer

JOINED INTO BY:

/S/ JAMES DALE
JAMES DALE	PANACHE DISTILLERY, LLC, a Florida limited liability company

/S/ AGATA PODEDWORNEY	By: /S/ JAMES DALE
AGATA PODEDWORNY	Name: James Dale
Title: Chief Executive Officer

/S/ SJOERD DE JONG
SJOERD DE JONG

MIS BEVERAGE HOLDINGS, LLC, a New York limited liability company	ALCHEMY INTERNATIONAL, LLC, a New York limited liability company

By: /S/ MARIA GORDON	By: /S/ JAMES DALE
Name: Maria Gordon	Name: James Dale
Title: Member	Title: Chief Executive Officer

ALIBI NYC, LLC, a New York limited
Liability company

By: /S/ JAMES DALE
Name: James Dale
Title: Chief Executive Officer

PANACHE USA, LLC, a New York limited liability company

By: /S/ JAMES DALE
Name: James Dale
Title: Chief Executive Officer

STATE OF FLORIDA	)
) SS:
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before me this 31ST day of March, 2014 by Charles T. Cassel, as authorized person of CONSILIUM COROPRATE RECOVERY MASTER FUND, LTD., a Florida limited partnership, on behalf of the partnership. He is personally known to me.

/S/ MARTA C. NOVICK
NOTARY PUBLIC, State of Florida
Print Name: Marta C. Novick
Title: Notary
Commission No.: EE053763

My Commission Expires: March 25, 2015

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale who is personally known to me or has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by Agata Podedworny who is personally known to me or who has produced personally known identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by Sjoerd De Jong who is personally known to me or who has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by Maria Gordon, as Member of MIS BEVERAGE HOLDINGS, LLC, a Florida limited partnership, on behalf of the partnership. She is personally known to me or has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of PANACHE BEVERAGE, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of PANACHE DISTILLERY, LLC, a Florida limited liability company, on behalf of the company. He is personally known to me or has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of ALCHEMY INTERNATIONAL, LLC, a New York limited liability company, on behalf of the company. He is personally known to me or has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of ALIBI NYC, LLC, a New York limited liability company, on behalf of the company. He is personally known to me or has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of PANACHE USA, LLC, a New York limited liability company, on behalf of the company. He is personally known to me or has produced personally known as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

CONSENT AND JOINDER

Know all men by these presents that OLD SOUTH SHINE LLC, a Delaware limited liability company, PANACHE IP HOLDINGS LLC, a Delaware limited liability company, and OGB HOLDINGS LLC, a Delaware limited liability company (the “Trademark Affiliates”) herein and hereby joins into that certain document to which this is entitled OMNIBUS MODIFICATION, NOTE EXTENSION AND RATIFICATION AGREEMENT (the “Omnibus Agreement”) and acknowledges that it has received good and valuable consideration for the execution and joinder, and that it will comply in all respects with Paragraph 7 of said Omnibus Agreement.

OLD SOUTH SHINE LLC, a Delaware limited liability company

By: /S/ JAMES DALE
James Dale, its CEO

PANACHE IP HOLDINGS LLC, a Delaware limited liability company

By: /S/ JAMES DALE
James Dale, its CEO

OGB HOLDINGS LLC, a Delaware limited liability company

By: /S/ JAMES DALE
James Dale, its CEO

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of OLD SOUTH SHINE LLC, a Delaware limited liability company, on behalf of the company. He is personally known to me or has produced as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of PANACHE IP HOLDINGS LLC, a Delaware limited liability company, on behalf of the company. He is personally known to me or has produced as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of March, 2014 by James Dale, as CEO of OGB HOLDINGS LLC, a Delaware limited liability company, on behalf of the company. He is personally known to me or has produced as identification.

/S/ IAN GRUTMAN
NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: June 8, 2016

Exhibit “A”

Registrations include:

Ø Alibi American Bourbon

Ø Alibi American Rye

Ø Alibi American Wheat

Ø Alibi Banana Flavored American Whiskey

Ø Alibi Cinnamon Flavored American Whiskey

Ø OGB Old Grumpy Bastard Vodka

Ø OGB Old Grumpy Bastard Dark Rum

Ø OGB Old Grumpy Bastard White Rum

Ø OGB Old Grumpy Bastard Tequila

Ø OGB Old Grumpy Bastard Gin

Ø OGB Old Grumpy Bastard Straight Bourbon Whiskey

Ø OGB Old Grumpy Bastard Bourbon whiskey

Ø OGB Old Grumpy Bastard Rye Whiskey

Old South Shine LLC

Subsidiary of Panache Beverage Inc.

Delaware LLC, Holder of Old South Shine TM

Owned 100% by Panache Beverage Inc.

Agreement being entered into with PDL, Agreement Entered into with Premier Beverage Company, FL

Spirytus LLC

Subsidiary of Panache Beverage Inc.

Delaware LLC, Holder of Spirytus TM

Owned 100% by Panache Beverage Inc.

No active Agreements

OGB Holdings LLC

Subsidiary of Panache Beverage Inc.

Delaware LLC, Holder of OGB AMERICAN WHISKEY TM

Owned 100% by Panache Beverage Inc.

No active Agreements